UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 27, 2026

Perspective Therapeutics, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-33407	41-1458152
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Perspective Therapeutics, Inc. 2401 Elliott Avenue Suite 320
Seattle, Washington		98121
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (206) 676-0900

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	CATX	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 27, 2026, Perspective Therapeutics, Inc. (the “Company”) held its 2026 Annual Meeting of Stockholders (the “Annual Meeting”). Of the 114,017,755 shares of common stock outstanding and entitled to vote at the Annual Meeting, 97,882,462 shares (or 85.85%) were represented, either in person or by proxy, constituting a quorum.

The following is a summary of the matters voted on at the Annual Meeting and the final voting results.

Proposal 1 – The Election Proposal. The stockholders of the Company elected Lori A. Woods, Heidi Henson, Maya Martinez-Davis, Frank Morich, M.D., Ph.D., Johan (Thijs) Spoor and Robert Froman Williamson, III to the Company’s Board of Directors (the “Board”) to hold office until the Company’s 2027 Annual Meeting of Stockholders and until his or her successor has been elected and qualified. The votes were cast as follows:

Nominee	For	Withheld	Broker Non-Votes
Lori A. Woods	69,622,536	7,660,689	20,599,237
Heidi Henson	74,298,922	2,984,303	20,599,237
Maya Martinez-Davis	77,085,447	197,778	20,599,237
Frank Morich, M.D., Ph.D.	62,317,819	14,965,406	20,599,237
Johan (Thijs) Spoor	77,090,696	192,529	20,599,237
Robert Froman Williamson, III	67,908,625	9,374,600	20,599,237

Proposal 2 – The Auditor Ratification Proposal. The stockholders of the Company ratified the appointment of WithumSmith+Brown, PC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026. The votes were cast as follows:

For	Against	Abstain	Broker Non-Votes
97,636,978	125,426	120,058	-

Proposal 3 – Advisory Vote on Frequency of Advisory Stockholder Votes on Executive Compensation. The stockholders of the Company voted, on a non-binding advisory basis, on how frequently future non-binding advisory votes on the compensation of the Company’s named executive officers should be held. The votes were cast as follows:

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
76,479,166	274,495	364,497	165,067	20,599,237

In light of these voting results and other factors considered by the Board, the Company intends to hold a non-binding, advisory stockholder vote on the compensation of the Company’s named executive officers on an annual basis until the next required vote on the frequency of advisory votes to approve named executive officer compensation, or until the Board otherwise determines a different frequency for such non-binding votes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PERSPECTIVE THERAPEUTICS, INC.

Date:	May 27, 2026	By:	/s/ Chris Nenno
Chris Nenno General Counsel and Corporate Secretary